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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (date of earliest event reported): DECEMBER 15, 1999

                           FIRST SAVINGS BANCORP, INC.
             (Exact name of registrant as specified in its charter)



      NORTH CAROLINA                 0-27098                      56-1842701
(State or other jurisdiction       (Commission                  (IRS Employer
     of incorporation)             File Number)              Identification No.)





                              205 S.E. BROAD STREET
                      SOUTHERN PINES, NORTH CAROLINA 28387
                    (Address of principal executive offices)





       Registrant's telephone number, including area code: (910) 692-6222


                                       N/A
          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

         On December 15, 1999, First Bancorp ("First Bancorp"), First Savings Bancorp, Inc. ("First Savings") and the wholly-owned banking subsidiaries of First Bancorp and First Savings entered into a Merger Agreement (the "Merger Agreement"), pursuant to which First Bancorp and First Savings will merge with First Bancorp being the surviving company. In addition, the Merger Agreement provides First Savings Bank of Moore County, Inc., SSB, First Savings' wholly-owned savings bank subsidiary, and First Bank, First Bancorp's wholly-owned banking subsidiary, will merge with First Bank being the surviving company.

         In connection and concurrently with the execution of the Merger Agreement, First Bancorp and First Savings entered into separate Stock Option Agreements pursuant to which (i) First Savings granted to First Bancorp an option to purchase approximately 19.9% of the outstanding shares of First Savings common stock at a purchase price of $18.125 per share upon the occurrence of certain events and conditions and (ii) First Bancorp granted to First Savings an option to purchase approximately 18.8% of the outstanding shares of First Bancorp common stock at a purchase price of $17.75 per share upon the occurrence of certain events and conditions. Under the terms of the two option agreements, the total profit that either First Bancorp or First Savings may realize under the option may not exceed $2.5 million.

         A copy of the Merger Agreement is being filed as Exhibit 2 to this report and is incorporated herein by reference. Copies of the two Stock Option Agreements are being filed as Exhibits 10 and 10.1 to this report and are incorporated herein by reference. A copy of the joint press release (the "Press Release") relating to the merger is being filed as Exhibit 99 to this report and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (2) Merger Agreement among First Bancorp, First Bank, First Savings Bancorp, Inc. and First Savings of Moore County, Inc., SSB dated December 15, 1999.

         (10) Stock Option Agreement between First Savings Bancorp, Inc., as issuer, and First Bancorp, as grantee, dated December 15, 1999.

         (10.1) Stock Option Agreement between First Bancorp, as issuer, and First Savings Bancorp, Inc., as grantee, dated December 15, 1999.

         (99)     Press Release.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         FIRST SAVINGS BANCORP, INC.



Date: December 21, 1999                  By:   /s/ John F. Burns
                                               --------------------------------
                                               John F. Burns, President
                                               and Chief Executive Officer


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                                  EXHIBIT INDEX


Exhibit No.    Description
-----------    -----------
   (2)         Merger Agreement among First Bancorp, First Bank, First Savings
               Bancorp, Inc. and First Savings of Moore County, Inc., SSB dated
               December 15, 1999

   (10) Stock Option Agreement between First Savings Bancorp, Inc., as issuer, and First Bancorp, as grantee, dated December 15, 1999.

   (10.1) Stock Option Agreement between First Bancorp, as issuer, and First Savings Bancorp, Inc., as grantee, dated December 15, 1999.

   (99)        Press Release dated December 16, 1999


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